Exhibit 99.2

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[LOGO]

[GRAPHIC]

Safe Harbor Statement

This presentation contains certain statements that are not historical facts, which are “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1955 and involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: continued acceptance of the Company’s products in the marketplace; intense competition, both domestically and internationally; changes in external competitive market factors, such as introduction of new products, development of new competitors, competitive brands or competitive promotional activity or spending; changes in consumer demands for the various types of products that Fossil offers; changes in consumer tastes and fashion trends; inventory risks due to shifts in market demands; changes in foreign currency rates in relation to the United States dollar; the Company’s ability to successfully implement manufacturing, distribution and other cost efficiencies; changes in accounting rules; accuracy of forecast data; general economic conditions; acts of terrorism or acts of war; government regulation; and possible future litigation, as well as the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and its Form 10-Q reports filed with the Securities and Exchange Commission. Accordingly, you should consider these facts in evaluating the information and are cautioned not to place undue reliance on the forward-looking statements contained herein. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

June 6, 2006

[GRAPHIC]	[LOGO]

Investment Highlights

[LOGO]

•                  Global watch leader

•                  Leading supplier to department stores for accessories

•                  Competitive advantages – worldwide design and distribution

•                  High margin businesses

•                  Strong cash flow

Company Overview

[LOGO]

•                  Fiscal 2005 revenue exceeding $1 billion

•                  Global watch advantages

Infrastructure

•                  Design

•                  Sourcing

•                  Distribution (Market ownership)

Portfolio approach maximizes growth potential & leverage

•                  Complimentary jewelry lines

•                  Expanding accessories category

•                  Retail store expansion

Revenue Breakdown

2005 Total Revenue	2005 Total Revenue by
By Geography	Product Category

[CHART]	[CHART]

Sales Channels

•	Geographic	More than 90 countries worldwide

•	Wholesale	Luxury to mass, specialty retail, jewelry and sporting goods

•	Retail	177 company-owned stores

•	Direct	Web and catalog

Watch Industry Overview

•                  Global watch industry estimated at $20 to $30 billion

•                  U.S. watch market estimated at one-third of the world

•                  International watch market estimated at two-thirds

•                  Major European markets include UK, Germany, France and Italy

•                  Major Asian markets include Japan, Hong Kong and Korea

•                  Compelling industry dynamics

•                  Portability

•                  Predictability

•                  Profitability

Watches

Leader in Fashion watch category – growing presence in luxury and mass

Advantages

•                  Recognized & sustainable global brands

•                  Global distribution network

•                  High margin, adaptable portfolio

Current initiatives

•                  Stabilize Fossil domestic watch sales

•                  Increased innovation

•                  Increase inventory turns

•                  Capitalize on strength for new brands and channels

•                  Adidas

•                  Expand luxury and mass business

•                  Cultivate new markets

Jewelry

New business initiative with significant growth potential

Advantages

•                  Scalability

•                  High margins

•                  Leverage distribution

Current initiatives

•                  Expand markets

•                  Increase penetration in existing markets

•                  Licensing opportunities

Accessories

Handbags, Small Leather Goods, Belts & Sunglasses

Advantages

•                  2005 sales growth of 20%; Q1-06 up 25%

•                  Industry leader in department and mid-tier stores

•                  Design talent

•                  Brand building

Current initiatives

•                  Broaden product offerings and price points

•                  Leverage design capabilities

•                  Expand international presence

Retail

Expanding Retail Platform

•                  Domestic 140 and 37 international

•                  Opportunity to utilize cash flow generating strong ROI

Advantages

•                  Test and react

•                  Build and enforce brand image

•                  Direct interface with consumer

•                  Limits wholesale dependence

•                  Outlets – profitable way to close out styles

Key initiatives

•                  30 to 35 new stores planned for 2006

•                  Grow presence internationally

•                  New accessories concept

•                  Update brand image, broaden demographic

•                  Expand accessories presentation

Retail Footprint
(total of 177 at the end Q1 2006)

[CHART]

[GRAPHIC]

2005 Milestones/Accomplishments

•                  Exceeded $1 billion in net sales

•                  Domestic accessories business growth of 20%

•                  Adidas license, Diesel jewelry license, launch of Mark Jacobs

•                  Initiated Fossil catalog

•                  $75 million expended to repurchase 3.6 million shares of common stock

•                  Acquisition of Scandinavia/Taiwan distribution

First Quarter 2006

•                  Exceeded sales and earnings expectations

•                  Q1 net sales up 13.6% to $264 million

•                  Q1 diluted EPS of $0.14 vs $0.12 consensus

•                  Realized rebound in international watch sales

•                  Strong contributions from accessories, retail and jewelry

•                  Continued challenges in Fossil domestic watches

•                  Favorable sales to inventory ratios at retail

•                  Increased annual guidance for diluted EPS to $1.07

[GRAPHIC]

Margin Expansion Initiatives

•                  Leverage investments

•                  Distribution

•                  SAP

•                  New product categories

•                  Increase operating leverage

•                  Increase international and retail store sales

•                  Grow revenue contributions from new product category

•                  Jewelry

•                  Swiss watches

•                  Mass market watches

•                  New licenses

[GRAPHIC]

Strategic Initiatives

•                  Watches worldwide

•                  Stabilize Fossil domestically, expand internationally

•                  Increase portfolio through acquisitions/licensing

•                  Focus on developing markets

•                  Accessories

•                  Grow market share in US

•                  Expand internationally

•                  Expand jewelry offering

•                  Retail stores

•                  US & international expansion

•                  Brand building

[GRAPHIC]

Investment Highlights

•                  Global watch leader

•                  Leading supplier to department stores for accessories

•                  Competitive advantages – worldwide design and distribution

•                  High margin businesses

•                  Strong cash flow

Thanks For Stopping By